CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Schedule of Investments (Unaudited)

June 30, 2020

	Shares	Value
MASTER LIMITED PARTNERSHIPS - 52.8%
Gathering + Processing - 6.7%
Enable Midstream Partners LP	1,940,719	$9,082,565
Hess Midstream LP	489,425	8,966,266
Noble Midstream Partners LP	1,136,393	9,613,885
Western Midstream Partners LP	3,954,164	39,699,807
Total Gathering + Processing		67,362,523
Liquefaction - 3.9%
Cheniere Energy Partners LP	1,143,677	40,005,821
Pipeline Transportation│Natural Gas -20.2%
Energy Transfer LP	10,034,567	71,446,117
Enterprise Products Partners LP	4,960,409	90,130,632
TC Pipelines LP	1,349,443	41,913,700
Total Pipeline Transportation│Natural Gas		203,490,449
Pipeline Transportation│Petroleum -22.0%
Magellan Midstream Partners LP	1,749,867	75,541,758
MPLX LP	3,256,764	56,276,882
NuStar Energy LP	689,981	9,852,929
Plains All American Pipeline LP	9,067,888	80,160,130
Total Pipeline Transportation│Petroleum		221,831,699

Total MASTER LIMITED PARTNERSHIPS
(Cost $825,190,971)		532,690,492
COMMON STOCKS - 46.1%
Gathering + Processing - 25.6%
Antero Midstream Corp.	5,481,679	27,956,563
Enlink Midstream, LLC	4,071,492	9,934,439
Equitrans Midstream Corp.	5,375,065	44,666,786
Rattler Midstream LP (a)	2,808,541	27,242,848
Targa Resources Corp.	4,693,707	89,274,307
Williams Companies, Inc.	2,918,808	58,580,477
Total Gathering + Processing		257,655,420
Pipeline Transportation│Natural Gas -10.3%
Kinder Morgan Inc.	4,982,694	75,587,468
TC Energy Corp. (u)	666,861	28,581,662
Total Pipeline Transportation│Natural Gas		104,169,130
Pipeline Transportation│Petroleum -10.2%
Enbridge Inc. (u)	1,874,188	57,012,799
Pembina Pipeline Corp. (u)	1,810,109	45,252,725
Plains GP Holdings LP	75,000	667,500
Total Pipeline Transportation│Petroleum		102,933,024

Total COMMON STOCKS
(Cost $524,473,917)		464,757,574

SHORT-TERM INVESTMENT – 1.2%
Money Market Funds - 1.2%
First American Treasury Obligations Fund, Class X, 0.08% (y)	11,724,236	11,724,236
Total SHORT-TERM INVESTMENT
(Cost $11,724,236)		11,724,236
Total Investments - 100.1%
(Cost $1,361,389,124)		1,009,172,302
Liabilities in Excess of Other Assets - (0.1%)		(1,061,965)
TOTAL NET ASSETS - 100.0%		$1,008,110,337

LLC - Limited Liability Company

LP - Limited Partnership

(a) Affiliated issuer

(u) Foreign security or a U.S. security of a foreign company.

(y) The rate quoted is the annualized seven-day yield as of June 30, 2020.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities

Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2020:

Valuation Inputs	Level 1	Level 2		Level 3		Total
Master Limited Partnerships	$532,690,492		$-		$-	$532,690,492
Common Stocks	464,757,574		-		-	464,757,574
Money Market Fund	11,724,236		-		-	11,724,236
Total Investments
	$1,009,172,302		$-		$-	$1,009,172,302

For further information regarding security characteristics, see the Schedule of Investments.

Credit Facility: U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of June 30, 2020 for the Trust is $75,000,000. Advances are not collateralized by a first lien against the Fund’s assets. For nine months ended June 30, 2020, the average interest rate on the outstanding principal amount for the Fund was 3.03%. During the nine months ended June 30, 2020, the Fund utilized the credit facility for 4 days and had an outstanding average daily loan balance of $5,855,250. The maximum amount outstanding during the period was $7,659,000 and the interest expense amounted to $1,970. At of June 30, 2020, the Fund did not have an amount outstanding on the credit facility.

Investments in Affiliated Issuers: An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the outstanding voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund's Schedule of Investments (if any). A schedule of the Fund's investments in securities of affiliated issuers held during the nine months ended June 30, 2020, is set forth below.

					Change in
	Value			Net	Unrealized
					Depreciation	Return of
	Beginning of		Sales	Realized	while	Capital	Value End
Security Description	Period	Purchases	Proceeds	Gain	affiliated	Distributions	of Period
SemGroup Corp.[1]	$70,358,194	$-	$(4,521,243)	$341,988	$(3,838,837)	$(2,034,532)	$60,305,570
Rattler Midstream LP [2]	22,798,048	7,317,033	-	-	(2,872,233)	-	27,242,848

	$93,156,242	$7,317,033	$(4,521,243)	$341,988	$(6,711,070)	$(2,034,532)	$87,548.418

	Shares
	Beginning			Shares End
Security Description	of Period	Purchases	Sales	of Period
SemGroup Corp.[1]	4,305,887	-	(290,869)	4,015,018
Rattler Midstream LP [2]	2,073,970	734,571	-	2,808,541
	6,379,857	734,571	(290,869)	6,823,559

1This security was considered an affiliate during the period October 1, 2019 to December 4, 2019, but is no longer an affiliate at June 30, 2020.

2This security was considered an affiliate during the period June 12, 2020 to June 30, 2020.